                                                                EXHIBIT 10(p)



              FIRST AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT
              -------------------------------------------------


This First Amendment to a Loan Agreement (the "Amendment") dated as of the day of August, 1995, by and among Ampcor Diagnostics, Inc., a Michigan corporation (hereinafter referred to as the "Borrower"), Neogen Corporation, a Michigan Corporation (hereinafter referred to as the "Guarantor"), and Comerica Bank, a Michigan banking corporation (hereinafter referred to as the "Bank").

                                  WITNESSETH
                                  ----------

WHEREAS, Borrower, Guarantor and Bank entered into a certain Loan Agreement dated August 29, 1994, (the "Agreement"); and

WHEREAS, the Borrower, the Guarantor and the Bank now desire to amend certain of the covenants and restrictions set forth in the Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrower, the Guarantor and the Bank hereby agree as follows:

        1. Paragraph 6.5 of Section 6 of the Agreement is hereby deleted in its entirety and replaced by the followings:

                6.5 Maintain Tangible Effective Net Worth. On a consolidated and non-consolidated basis, maintain a Tangible Effective Net Worth of not less than the amounts specified during the periods specified below:

                FOR BORROWER:

                (a)   $248,000 for the fiscal quarter ended August 31, 1995,
                (b)   $221,000 for the fiscal quarter ended November 30, 1995,
                (c)   $250,000 for the fiscal quarter ended February 28, 1996,
                (d)   $400,000 for the fiscal quarter ended May 31, 1996,
                (e) Thereafter, Tangible Effective Net Worth shall increase by $100,000 by the end of each fiscal year of Borrower

                FOR GUARANTOR:

                (a)   $4,675,000 for the fiscal quarter ended August 31, 1995,
                (b) $4,800,000 for the fiscal quarter ended November 30, 1995,
                (c) $5,050,000 for the fiscal quarter ended February 28, 1996,
                (d)   $5,575,000 for the fiscal quarter ended May 31, 1996,
                (e) Thereafter, Tangible Effective Net Worth shall increase by $500,000 by the end of each fiscal year of Guarantor

        2. Paragraph 6.6 of Section 6 of the Agreement is hereby deleted in its entirety and replaced by the following:

                6.6 Maintain Debt Ratio. On a consolidated and non-consolidated basis, maintain the ratio of Debt to Tangible Effective Net Worth at not more than the ratios specified during the periods specified below:

                FOR BORROWER:

                (a)  5.10 to 1.0 for the fiscal quarter ended August 31, 1995,
                (b) 6.10 to 1.0 for the fiscal quarter ended November 30, 1995,
                (c) 5.90 to 1.0 for the fiscal quarter ended February 28, 1996,
                (d)  3.35 to 1.0 for the fiscal quarter ended May 31, 1996,
                (e)  3.25 to 1.0 for the fiscal quarter ended May 31, 1997,
                (f) 3.00 to 1.0 for the fiscal quarter ended May 31, 1998, and at all times thereafter.

                FOR GUARANTOR:

                (a)  .60 to 1.0 for the fiscal quarter ended August 31, 1995,
                (b)  .65 to 1.0 for the fiscal quarter ended November 30, 1995,
                (c) .60 to 1.0 for the fiscal quarter ended May 31, 1996, and at all times thereafter.

        3. Paragraph 6.7 of Section 6 of the Agreement is hereby deleted in its entirety and replaced by the following:

                6.7 Maintain Net Current Assets. On a consolidated and non-consolidated basis, maintain Net Current Assets of not less than the amounts specified during the periods specified below:

                FOR BORROWER:

                (a)  $83,500 for the fiscal quarter ended August 31, 1995,
                (b)  $46,500 for the fiscal quarter ended November 30 ,1995,
                (c)  $64,500 for the fiscal quarter ended February 28, 1996,
                (d)  $220,000 for the fiscal quarter ended May 31, 1996,
                (e) $200,000 for the fiscal quarter ended May 31, 1997, and at all times thereafter.

                FOR GUARANTOR:

                (a)  $3,570,000 for the fiscal quarter ended August 31, 1995,
                (b)  $3,645,000 for the fiscal quarter ended November 30, 1995,
                (c)  $3,930,000 for the fiscal quarter ended February 28, 1996,
                (d) $4,500,000 for the fiscal quarter ended May 31, 1996, and at all times thereafter.

        4. Paragraph 6.8 of Section 6 of the Agreement is hereby deleted in its entirety and replaced by the following:

                6.8 Minimum Cash Flow. On a consolidated and non-consolidated basis, achieve a Minimum Cash Flow of not less than the amounts specified during the periods specified below:

                FOR BORROWER:

                        Omitted Intentionally.


                FOR GUARANTOR:

                (a)  $170,000 for the fiscal quarter ended August 31, 1995,
                (b)  $390,000 for the fiscal quarter ended November 30 ,1995,
                (c)  $700,000 for the fiscal quarter ended February 28, 1996,
                (d)  $1,300,000 for the fiscal quarter ended May 31, 1996,
                (e) $1,200,000 for the fiscal quarter ended May 31, 1997, and at all times thereafter.

        5. There shall be added a new Paragraph 6.11 to Section 6 which shall read as follows:


                6.11 Maintain Current Ratio. On a consolidated statement basis, maintain the ratio of Current Assets to Current Liabilities of not less than the ratios specified during the periods specified below:

                FOR BORROWER:

                (a)  .95 to 1.0 for the fiscal quarter ended August 31, 1995,
                (b)  .90 to 1.0 for the fiscal quarter ended November 30, 1995,
                (c)  .95 to 1.0 for the fiscal quarter ended February 28, 1996,
                (d)  1.00 to 1.0 for the fiscal quarter ended May 31, 1996,
                (e)  1.10 to 1.0 for the fiscal quarter ended May 31, 1997,
                (f) 1.20 to 1.0 for the fiscal quarter ended May 31, 1999, and at all times thereafter.

                FOR GUARANTOR:

                (a) 2.00 to 1.0 for the fiscal quarter ended August 31, 1995, and at all times thereafter.

        6. There shall be added a new Paragraph 6.12 to Section 6 which shall read as follows:

                6.12 Maintain Debt Coverage Ratio. On a consolidated statement basis, maintain the ratio of Cash Flow to Current Maturities of Long Term Debt (as defined by GAAP) of not less than the ratios specified during the periods specified below:

                FOR BORROWER:

                (a)     (.45) to 1.0 for the fiscal year ended May 31, 1996,
                (b)     .75 to 1.0 for the fiscal year ended May 31, 1997,
                (c)     1.00 to 1.0 for the fiscal year ended May 31, 1998,
                (d) 1.10 to 1.0 for the fiscal year ended May 31, 1999, and at all times thereafter.

        7. Except as specifically modified hereby, the terms and conditions of the Agreement and the Note remain in full force and effect and the undersigned hereby ratify and agrees to be bound by the terms of the Agreement as hereby amended.

        8. Neither the extension of this First Amendment by the Bank, nor any other act or omission by the Bank in connection herewith, shall be deemed a waiver by the Bank of any default under the Agreement, as herein amended, except as to the matter specifically described in Section 3 herein, nor shall this letter waive any default based upon matters the same as or similar to the matter specifically described in Section 3 herein which occur after the date of this First Amendment.

IN WITNESS WHEREOF, the Borrower, the Guarantor and the Bank have caused this First Amendment to be executed by their duly authorized officers as of the day and year first written above.

AMPCOR DIAGNOSTICS, INC.

By  Lon M. Bohannon
    ---------------------------

Its Treasurer                                   WITNESSES
    --------------------------
                                                Beverly J. Rowell
                                                -----------------------------


COMERICA BANK                                   ------------------------------

By  David G. Grantham
    ---------------------------

Its Vice President

    ---------------------------




The Undersigned Guarantor hereby acknowledge and consent to the above First Amendment.

NEOGEN CORPORATION                              WITNESS

By  James L. Herbert                            Beverly J. Rowell
    ---------------------------

Its President
    ---------------------------

                             SECOND AMENDMENT TO
                        TERM LOAN AGREEMENT (SECURED)


        THIS SECOND AMENDMENT TO TERM LOAN AGREEMENT (SECURED)(the "Second Amendment") dated as of the 12th day of September, 1996, by and among AMPCOR DIAGNOSTICS, INC., a Michigan Corporation (hereinafter referred to as the "Borrower"), NEOGEN CORPORATION, a Michigan corporation (hereinafter referred to as the "Guarantor") and Comerica Bank (formerly known as Comerica Bank-Detroit), a Michigan banking corporation (hereinafter referred to as the "Bank").


                                  WITNESSETH
                                  ----------

        WHEREAS, Borrower, Guarantor and Bank entered into certain Term Loan Agreement dated August 29, 1994, as amended by First Amendment thereto dated August 29, 1995 (the "Agreement");

        WHEREAS, Borrower, Guarantor and Bank now desire to amend certain of the covenants and restrictions set forth in the Agreement;

        NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, Borrower and Bank hereby agree as follows:

        1. Paragraph 6.5, 6.7 and 6.12 of Section 6 hereby deleted in their entirety and are replaced by the following:

                        6.5 Maintain Tangible Effective Net Worth. On a consolidated and non-consolidated basis, Guarantor shall maintain a Tangible Effective Net Worth of not less than $5,750,000.

                        6.7 Maintain Net Current Assets. On a consolidated and non-consolidated basis, Guarantor shall maintain Net Current Assets of not less than $3,500,000.

                        6.12 Maintain Debt Coverage Ratio.  On a consolidated
                and non-consolidated basis, Guarantor maintain the ratio of Cash Flow to Current Maturities of Long Term Debt (as defined by GAAP) of not less than 2.0 to 1.0.

        2. Paragraphs 6.6, 6.8 and 6.11 of Section 6 are hereby deleted in their entirety and are replaced by the following:

                        6.6             Omitted Intentionally

                        6.8             Omitted Intentionally

                        6.11    Omitted Intentionally

        3. Paragraph 7.2 of Section 7 is hereby deleted in its entirety and is replaced by the following:

                        7.2 Stock Issuance. Issue any additional shares of its capital stock, or any warrant (i) except such warrants as listed on Schedule 5.16, right or option relating thereto or any security convertible into any of the foregoing; (ii) except shares of Guarantor's capital stock issued to seller's of Ampcor, Inc. in accordance with the Asset Purchase Agreement between Borrower and Ampcor, Inc. dated August 1, 1994; (iii) except under Neogen's Stock Option Plan II and any successor plans thereto; and (iv) except for the proposed issuance of 1,725,000 shares of Guarantor's Capital Stock pursuant to the [secondary stock offering plan] dated September 17, 1996.

        4. Except as specifically modified hereby, the terms and conditions of the Agreement and the Note remain in full force and effect and the undersigned hereby ratify and agree to be bound by the terms of the Agreement as hereby amended.

        IN WITNESS WHEREOF, Borrower, Guarantor and Bank have caused this Second Amendment to be executed by their duly authorized officers as of the day and year first written above.


                                                AMPCOR DIAGNOSTICS, INC.


                                                BY      Lon M. Bohannon
                                                   ---------------------------
                                                        Lon M. Bohannon
                                                        Its Treasurer



                                                COMERICA BANK


                                                By      David G. Grantham
                                                   ---------------------------
                                                        David G. Grantham
                                                        Its Vice President

        The Undersigned Guarantor hereby acknowledges and consents to the above Second Amendment.


NEOGEN CORPORATION


By      James L. Herbert
   ----------------------------
        James L. Herbert
        Its President

[COMERICA LOGO]   MASTER REVOLVING NOTE
                  Variable Rate-Demand (Business and Commercial Loans Only)

================================================================================
OLIGOR #       NOTE #            NOTE DATE       TAX IDENTIFICATION NUMBER

  6201304198                                    38-2367843
- --------------------------------------------------------------------------------
AMOUNT                                          MATURITY DATE

  1,500,000.00             Lansing, Michigan             ON DEMAND
                           -------
- --------------------------------------------------------------------------------


FOR VALUE RECEIVED, the undersigned promise(s) to pay ON DEMAND to the order of Comerica Bank ("Bank"), at any office of the Bank in the State of Michigan, One Million Five Hundred Thousand and no /100--------------------------------
Dollars (U.S.) (or that portion of it advanced by the Bank and not repaid as later provided) with interest until demand or an Event of Default, as later defined, at a per annum rate equal to the Bank's prime rate from time to time in effect plus 0.75% per annum and after that at a rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the maximum rate permitted by law.) The Bank's "prime rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank's prime rate changes. Interest shall be calculated on the basis of a 360-day year for the actual number of days the principal is outstanding. Unless sooner demanded, accrued interest on this Note shall be payable on the 1st day of each month commencing October 1, 1996. If the frequency of interest payments is not otherwise specified, accrued interest on this Note shall be payable monthly on the first day of each month, unless sooner demanded. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to 5% of each late payment may be charged on any payment not received by the Bank within 10 calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the undersigned, less principal payments actually received in cash by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error. No interest shall accrue under this Note until the date of the first advance made by the Bank; after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full. At no time shall the Bank be under any obligation to make any advances to the undersigned pursuant to this Note (notwithstanding anything expressed or implied in this Note or elsewhere to the contrary, including without limit if the Bank supplies the undersigned with a borrowing formula) and the Bank, at any time and from time to time, without notice, and in its sole discretion, may refuse to make advances to the undersigned without incurring any liability due to this refusal and without affecting the undersigned's liability under this Note for any and all amounts advanced.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "Indebtedness") are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any mortgage on or other security interest in the undersigned's principal dwelling which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place.

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (a) fail(s) to pay any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand: or (b) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any such guarantor and the Bank; or (c) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation) is the subject of a dissolution, merger or consolidation; or (d) if any warranty of representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (e) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (f) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) if the Bank deems itself insecure believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (h) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them), or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law.

The undersigned acknowledge(s) that this Note matures upon issuance, and that the Bank, at any time, without notice, and without reason, may demand that this Note be immediately paid in full. The demand nature of this Note shall not be deemed modified by reference to a Default in this Note or in any agreement to a default by the undersigned or to the occurrence of an event of default (collectively an "Event of Default"). For purposes of this Note, to the extent there is reference to an Event of Default this reference is for the purpose of permitting the Bank to accelerate Indebtedness not on a demand basis and to receive interest at the default rate provided in the document evidencing the relevant Indebtedness. It is expressly agreed that the Bank may exercise its demand rights under this Note whether or not an Event of Default has occurred. The Bank, with or without reason and without notice, may from time to time make demand for partial payments under this Note and these demands shall not preclude the Bank from demanding at any time this Note be immediately paid in full. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waiver(s) all defenses or right to discharge available under Section 3-606 of the Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the indebtedness, and that, in connection with this right, but without limiting is ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the indebtedness.

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court cost, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.



                        For Corporations or Partnerships


Neogen Corporation             By: Lon M. Bohannon          Its:  CFO
- ----------------------------      --------------------           ---------------
 OBLIGOR NAME TYPED/PRINTED        SIGNATURE OF                   TITLE

620 Lesher Place               By:                          Its:
- ----------------------------      ---------------------          ---------------
STREET ADDRESS                     SIGNATURE OF                   TITLE

Lansing, MI  48912-1509        By:                          Its:
- ----------------------------      ----------------------         ---------------
CITY        STATE   ZIP CODE       SIGNATURE OF                   TITLE



           For Individuals, Sole Proprietorships, Trusts, or Estates

                                Name(s) of Obligon(s) (Type or Print):          Signatures(s) of Obligor(s)


                                ----------------------------------------        -------------------------------


- -------------------------       ----------------------------------------        -------------------------------
STREET ADDRESS


- -------------------------       ----------------------------------------        -------------------------------
CITY   STATE   ZIP CODE

[COMERICA LOGO]  GUARANTY
- --------------------------------------------------------------------------------

THE UNDERSIGNED, FOR VALUE RECEIVED, unconditionally and absolutely guarantee(s) to Comerica Bank ("Bank"), a Michigan banking corporation of 100 Renaissance Center, Detroit, Michigan 48243 and to the Bank's successors and assigns, payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness to the Bank of
                                                                 -------------
                   Neogen Corporation, a Michigan corporation
- ------------------------------------------------------------------------------
whose address is 620 Lesher Place       Lansing   MI            48912-1509
                 -------------------------------------------------------------
                 STREET ADDRESS         CITY    STATE           ZIP CODE
and also of any successor in interest, including without limit any debtor-in-possession or trustee in bankruptcy which succeeds to the interests of this party or person (jointly and severally the "Borrower"), however this indebtedness has been or may be incurred or evidenced, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, and whether or not known to the undersigned at the time of this Guaranty or at the time any future indebtedness is incurred (the "Indebtedness").

The indebtedness guaranteed includes without limit: (a) any and all direct indebtedness of the Borrower to the Bank, including indebtedness evidenced by any and all promissory notes; (b) any and all obligations or liabilities of the Borrower to the Bank arising under any guaranty where the Borrower has guaranteed the payment of indebtedness owing to the Bank from a third party;
(c) any and all obligations or liabilities of the Borrower to the Bank arising from applications or agreements for the issuance of letters of credit; (d) any and all obligations or liabilities of the Borrower to the Bank arising out of any other agreement by the Borrower, including without limit any agreement to indemnify the Bank for environmental liability or to clean up hazardous waste;
(e) any and all indebtedness, obligations or liabilities for which the Borrower would otherwise be liable to the Bank were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason, including without limit liability for interest and attorney fees on, or in connection with, any of the indebtedness from and after the filing by or against the Borrower of a bankruptcy petition; (f) any and all amendments, modifications, renewals and/or extensions of any of the above, including without limit amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; and (g) all costs of collecting indebtedness, including without limit reasonable attorney fees.

The undersigned waive(s) notice of acceptance of this Guaranty and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness and diligence in collecting any Indebtedness, and agree(s) that the Bank may modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit the Borrower to incur additional Indebtedness, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned further waive(s) any and all other notices to which the undersigned might otherwise be entitled. The undersigned acknowledge(s) and agree(s) that the liabilities created by this Guaranty are direct and are not conditioned upon pursuit by the Bank of any remedy the Bank may have against the Borrower or any other person or any security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any other reason, and no defense or setoff available at any time to the Borrower, shall impair, affect or be a defense or setoff to the obligations of the undersigned under this Guaranty.

The undersigned deliver(s) this Guaranty based solely on the undersigned's independent investigation of the financial condition of the Borrower and is
(are) not relying on any information furnished by the Bank. The undersigned assume(s) full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate from time to time. The undersigned waive(s) any duty on the part of the Bank, and agree(s) that it is not relying upon nor expecting the Bank to disclose to the undersigned any fact now or later known by the Bank, whether relating to the operations or condition of the Borrower, the existence, liabilities or financial condition of any co-guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect these facts may have upon the undersigned's risk under this Guaranty or the undersigned's rights against the Borrower. The undersigned knowingly accept(s) the full range of risk encompassed in this Guaranty, which risk includes without limit the possibility that the Borrower may incur indebtedness to the Bank after the financial condition of the Borrower, or its ability to pay its debts as they mature, has deteriorated.

The undersigned represent(s) and warrant(s) that: (a) the Bank has made no representation to the undersigned as to the creditworthiness of the Borrower; and (b) the undersigned has (have) established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to the Borrower's financial condition. The undersigned agree(s) to keep adequately informed of any facts, events or circumstances which might in any way affect the risks of the undersigned under this Guaranty.

The undersigned grant(s) to the Bank a security interest in and the right of setoff as to any and all property of the undersigned now or later in the possession of the Bank. The undersigned subordinate(s) any claim of any nature that the undersigned now or later has (have) against the Borrower to and in favor of all indebtedness and agree(s) not to accept payment or satisfaction of any claim that the undersigned now or later may have against the Borrower without the prior written consent of the Bank. Should any payment, distribution, security, or proceeds, be received by the undersigned upon or with respect to any claim that the undersigned now or may later have against the Borrower, the undersigned shall immediately deliver the same to the Bank in the form received (except for endorsement or assignment by the undersigned where required by the Bank) for application on the indebtedness, whether matured or unmatured, and until delivered the same shall be held in trust by the undersigned as the property of the Bank. The undersigned further assign(s) to the Bank as collateral for the obligations of the undersigned under this Guaranty all claims of any nature that the undersigned now or later has (have) against the Borrower with full right on the part of the Bank, in its own name or in the name of the undersigned, to collect and enforce these claims.

The undersigned agree(s) that no security now or later held by the Bank for the payment of any indebtedness, whether from the Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and the Bank, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledges(s) and agree(s) that the Bank has no obligation to acquire or perfect any lien on or security Interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and the undersigned is (are) not relying upon any asset(s) in which the Bank has or may have a lien or security interest for payment of the Indebtedness.

The undersigned acknowledge(s) that the effectiveness of this Guaranty is not conditioned on any or all of the Indebtedness being guaranteed by anyone else.

Until the Indebtedness is irrevocably paid in full, the undersigned waive(s) any and all rights to be subrogated to the position of the Bank or to have the benefit of any lien, security interest or other guaranty now or later held by the Bank for the Indebtedness or to enforce any remedy which the Bank now or later has against the Borrower or any other person. Until the Indebtedness is irrevocably paid in full, the undersigned shall have no right of reimbursement, indemnity, contribution or other right of recourse to or with respect to the Borrower or any other person. The undersigned agree(s) to indemnify and hold harmless the Bank from and against any and all claims, actions, damages, costs and expenses, including without limit reasonable attorneys' fees, incurred by the Bank in connection with the undersigned's exercise of any right of subrogation, contribution, indemnification or recourse with respect to this Guaranty. The Bank has no duty to enforce or protect any rights which the undersigned may have against the Borrower or any other person and the undersigned assume(s) full responsibility for enforcing and protecting these rights.

Notwithstanding any provision of the preceding paragraph or anything else in this Guaranty to the contrary, if any of the undersigned is or becomes an "insider" or "affiliate" (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) with respect to the Borrower, then that undersigned irrevocably and absolutely waives any and all rights of subrogation, contribution, indemnification, recourse, reimbursement and any similar rights against the Borrower (or any other guarantor) with respect to this Guaranty, whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties that the undersigned shall not be (or be deemed to be) a "creditor" (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) of the Borrower (or any other guarantor) by reason of the existence of this Guaranty in the event that the Borrower becomes a debtor in any proceeding under the Federal Bankruptcy Code. This waiver is given to induce the Bank to enter into certain written contracts with the Borrower included in the Indebtedness. The undersigned warrant(s) and agree(s) that none of Bank's rights, remedies or interests shall be directly or indirectly impaired because of any of the undersigned's status as an "insider" or "affiliate" of the Borrower, and the undersigned shall take any action, and shall execute any document, which the Bank may request in order to effectuate this warranty to the Bank.

If any Indebtedness is guaranteed by two or more guarantors, the obligation of the undersigned shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of the Bank against each severally, any two or more jointly, or some severally and some jointly. The Bank, in its sole discretion, may release any one or more of the guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor; and after that, without notice to any other guarantor, the Bank may extend or renew any or all Indebtedness and may permit the Borrower to incur additional Indebtedness, without affecting in any manner the unconditional obligation of the remaining guarantor(s). This action by the Bank shall not, however, be deemed to affect any right to contribution which may exist among the guarantors.

Any of the undersigned may terminate their obligation under this Guaranty as to future Indebtedness (except as provided below) by (and only by) delivering written notice of termination to an officer of the Bank and receiving from an officer of the Bank written acknowledgement of delivery; provided, the termination shall not be effective until the opening of business on the forty-fifth (45th) day following written acknowledgement of delivery. Any termination shall not affect in any way the unconditional obligations of the remaining guarantor(s), whether or not the termination is known to the remaining guarantor(s). Any termination shall not affect in any way the unconditional obligations of the terminating guarantor(s) as to any Indebtedness existing at the effective date of termination or any Indebtedness created after that pursuant to any commitment or agreement of the Bank or any Borrower loan with the Bank existing at the effective date of termination (whether advances or readvances by the Bank are optional or obligatory), or any modifications, extensions or renewals of any of this Indebtedness, whether in whole or in part, and as to all of this Indebtedness and modifications, extensions or renewals of it, this Guaranty shall continue effective until the same shall have been fully paid. The Bank has no duty to give notice of termination by any guarantor(s) to any remaining guarantor(s). The undersigned shall indemnify the Bank against all claims, damages, costs and expenses, including without limit reasonable attorney fees, incurred by the Bank in connection with any suit, claim or action against the Bank arising out of any modification or termination of a Borrower loan or any refusal by the Bank to extend additional credit in connection with the termination of this Guaranty.

Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty (or of any lien, pledge or security interest securing this Guaranty) in whole or part, the effectiveness of this Guaranty, and of all liens, pledges and security interests securing this Guaranty, shall automatically continue or be reinstated, as the case may be, in the event that
(a) any payment received or credit given by the Bank in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it; or (b) any liability is imposed, or sought to be imposed, against the Bank relating to the environmental condition of, or the presence of hazardous or toxic substances on, in or about, any property given as collateral to the Bank by the Borrower, whether this condition is known or unknown, now exists or subsequently arises (excluding only conditions which arise after any acquisition by the Bank of any such property, by foreclosure, in lieu of foreclosure or otherwise, to the extent due to the wrongful act or omission of the Bank), in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned to the extent of all liability, costs and expenses (including without limit reasonable attorneys' fees) incurred by the Bank as the direct or indirect result of any environmental condition or hazardous or toxic substances. In the event of continuations or reinstatement of this Guaranty and the liens, pledges and security interest securing it, the undersigned agree(s) upon demand by the Bank to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the undersigned to do so shall not affect in any way the reinstatement or continuation. If the undersigned do(es) not execute and deliver to the Bank upon demand such documents, the Bank and each Bank officer is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of the undersigned (with full power of substitution) to execute and deliver such documents in the name and on behalf of the undersigned. For purposes of this Guaranty, "environmental condition" includes, without limitation, conditions existing with respect to the surface or ground water, drinking water supply, land surface or subsurface and the air; and "hazardous or toxic substances" shall include any and all substances now or subsequently determined by any federal, state, or local authority to be hazardous or toxic, or otherwise regulated by any of these authorities.

Although the intent of the undersigned and the Bank is that Michigan law shall apply to this Guaranty, regardless if Michigan law applies, the undersigned further agree(s) as follows: With respect to the limitation, if any, stated in the Additional Provisions below on the amount of principal guaranteed under this Guaranty, the undersigned agree(s) that (a) this limitation shall not be a limitation on the amount of Borrower's Indebtedness to the Bank; (b) any payments by the undersigned shall not reduce the maximum liability of the undersigned under this Guaranty unless written notice to that effect is actually received by the Bank at or prior to the time of the payment; and (c) the liability of the undersigned to the Bank shall at all times be deemed to be the aggregate liability of the undersigned under this Guaranty and any other guaranties previously or subsequently given to the Bank by the undersigned and not expressly revoked, modified or invalidated in writing.

The undersigned waive(s) any right to require the Bank to: (a) proceed against any person, including without limit the Borrower; (b) proceed against or exhaust any security held from the Borrower or any other person; (c) give notice of the terms, time and place of any public or private sale of personal property security held from the Borrower or any other person, or otherwise comply with the provisions of Section 9-504 of the Michigan or other applicable Uniform Commercial Code; (d) pursue any other remedy in the Bank's power; or (e) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest, or notices of dishonor in connection with any obligations or evidences of Indebtedness held by the Bank as security, in connection with any other obligations or evidences of indebtedness which constitute in whole or in part Indebtedness, or in connection with the creation of new or additional Indebtedness.

The undersigned authorize(s) the Bank, either before or after termination of this Guaranty, without notice to or demand on the undersigned and without affecting the undersigned's liability under this Guaranty, from time to time to:
(a) apply any security and direct the order or manner of sale of it, including without limit, a non-judicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as the Bank in its discretion may determine; (b) release or substitute any one or more of the endorsers or any other guarantors of the indebtedness; and (c) apply payments received by the Bank from the Borrower to any indebtedness of the Borrower to the Bank, in such order as the Bank shall determine in its sole discretion, whether or not this indebtedness is covered by this Guaranty, and the undersigned waive(s) any provision of law regarding application of payments which specifies otherwise. The Bank may without notice assign this Guaranty in whole or in part. Upon the Bank's request, the undersigned agree(s) to provide to the Bank copies of the undersigned's financial statements.

The undersigned waive(s) any defense based upon or arising by reason of (a) any disability or other defense of the Borrower or any other person; (b) the cessation or limitation from any cause whatsoever, other than final and irrevocable payment in full, of the Indebtedness; (c) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of the Borrower which is a corporation, partnership or other type of entity, or any defect in the formation of the Borrower; (d) the application by the Borrower of the Proceeds of any indebtedness for purposes other than the purposes represented by the Borrower to the Bank or intended or understood by the Bank or the undersigned; (e) any act or omission by the Bank which directly or indirectly results in or aids the discharge of the Borrower or any Indebtedness by operation of law or otherwise; or (f) any modification of the Indebtedness, in any form whatsoever including without limit any modification made after effective termination, and including without limit the renewal, extension, acceleration or other change in time for payment of the Indebtedness, or other change in the terms of any Indebtedness, including without limit increase or decrease of the interest rate. The undersigned waive(s) any defense the undersigned may have based upon any election of remedies by the Bank which destroys the undersigned's subrogation rights or the undersigned's right to proceed against the Borrower for reimbursement, including without limit any loss of rights the undersigned may suffer by reason of any rights, powers or remedies of the Borrower in connection with any anti-deficiency, appraisement or valuation laws or any other laws limiting, qualifying or discharging any Indebtedness.


The undersigned acknowledge(s) that the Bank has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of the indebtedness and any related obligations, including without limit this Guaranty. In connection with that right, the Bank may disclose any documents and information which the Bank now or later acquires relating to the undersigned and this Guaranty, whether furnished by the Borrower, the undersigned or otherwise. The undersigned further agree(s) that the Bank may disclose these documents and information to the Borrower.

The total obligation under this Guaranty shall be UNLIMITED unless specifically limited in the Additional Provisions of this Guaranty, and this obligation (whether unlimited or limited to the extent indicated in the Additional Provisions) shall include, IN ADDITION TO any limited amount of principal guaranteed, any and all interest on all Indebtedness and any and all costs and expenses of any kind, including without limit reasonable attorney fees, incurred by the Bank at any time(s) for any reason in enforcing any of the duties and obligations of the undersigned under this Guaranty or otherwise incurred by the Bank in any way connected with this Guaranty, the Indebtedness or any other guaranty of the Indebtedness (including without limit reasonable attorney fees and other expenses incurred in any suit involving the conduct of the Bank, the Borrower or the undersigned). All of these costs and expenses shall be payable immediately by the undersigned when incurred by the Bank, without demand, and until paid shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Guaranty to attorney fees shall be deemed a reference to fees, charges, costs and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorney fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. Any reference in the Additional Provisions or elsewhere (a) to this Guaranty being secured by certain collateral shall NOT be deemed to limit the total obligation of the undersigned under this Guaranty or
(b) to this Guaranty being limited in any respect shall NOT be deemed to limit the total obligation of the undersigned under any prior or subsequent guaranty given by the undersigned to the Bank.

The undersigned unconditionally and irrevocably waive(s) each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the undersigned under this Guaranty, and acknowledge(s) that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from the undersigned now or later securing this Guaranty and/or the Indebtedness, and acknowledge(s) that as of the date of this Guaranty no such defense or setoff exists. The undersigned acknowledge(s) that the effectiveness of this Guaranty is subject to no conditions of any kind.

This Guaranty shall remain effective with respect to successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, until this Guaranty is terminated in the manner and to the extent provided above.

The undersigned warrant(s) and agree(s) that each of the waivers set forth above are made with the undersigned's full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of these waivers are determined to be contrary to any applicable law or public policy, these waivers shall be effective only to the extent permitted by law.

This Guaranty constitutes the entire agreement of the undersigned and the Bank with respect to the subject matter of this Guaranty. No waiver, consent, modification or change of the terms of this Guaranty shall bind any of the undersigned or the Bank unless in writing and signed by the waiving party or an authorized officer of the waiving party , and then this waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. This Guaranty shall inure to the benefit of the Bank and its successors and assigns. This Guaranty shall be binding on the undersigned and the undersigned's heirs, legal representatives, successors and assigns including, without limit, any debtor in possession or trustee in bankruptcy for any of the undersigned. The undersigned has (have) knowingly and voluntarily entered into this Guaranty in good faith for the purpose of inducing the Bank to extend credit or make other financial accommodations to the Borrower, and the undersigned acknowledges(s) that the terms of this Guaranty are reasonable. If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN.

Additional provisions (if any):

All obligations of the guarantor under this guaranty are secured by the security interests in certain properties of the undersigned, including but not limited to accounts receivable, inventory, and machinery and equipment, all pursuant to certain Security Agreements, executed by the undersigned and dated August 29, 1994. The foregoing is not intended to limit the total obligation of the undersigned under this Guaranty, which obligation shall be unlimited.

THE UNDERSIGNED AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OF THE INDEBTEDNESS.

IN WITNESS WHEREOF, the undersigned has (have) signed this Guaranty on September 12, 1996.


                                        GUARANTOR(S): Ampcor Diagnostics, Inc.
                                        --------------------------------------
                                        TYPE/PRINT NAME OF ENTITY(IF APPLICABLE)

WITNESSES:


Lon M. Bohannon
- -------------------------------
SIGNATURE OF



                                          By:  James L. Herbert
SIGNATURE OF                                  ----------------------------
                                              SIGNATURE OF

                                              Its:  President
David. G. Granthan                                  -----------------------
- --------------------------------                    TITLE (IF APPLICABLE)
                                          By:
                                              -----------------------------
                                              SIGNATURE OF

                                             Its:
                                                  ------------------------
                                                   TITLE (IF APPLICABLE)

                                          GUARANTOR'S ADDRESS:

                                          603 Heron Drive
                                          -------------------------------------
                                          STREET ADDRESS

                                          Bridgeport,  NJ           08014
                                          --------------------------------------
                                          City         State       ZIP CODE